Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
July, 1997

Scheduled Maturity                                                 6/15/98


Coupon                                                  6.0375%


Excess Protection Level
   3 Month Average  5.60%
      July, 1997  6.43%
      June, 1997  5.49%
      May, 1997  4.89%


Cash Yield                                              20.21%


Investor Charge Offs                                    5.54%


Base Rate                                               8.24%


Over 35 Day Delinquency                                 4.90%


Seller's Interest                                       15.28%


Total Payment Rate                                      10.97%


Total Principal Balance                                $6,029,451,916.58


Investor Participation Amount                          $458,333,333.33


Seller Participation Amount                            $921,118,583.29